                                                               Exhibit 10.14

CALIFORNIA STUDENT AID COMMISSION

                                        1515 S Street, Suite 500, North Building
                                       PO Box 510845, Sacramento, CA  94245-0845
                                                                  (916) 445-0880

                          CONSOLIDATION LOAN PROGRAM

                        LENDER PARTICIPATION AGREEMENT

WHEREAS First Bank National Association as Trustee for Education Loans, Inc., herein referred to as the "Lender", wishes to participate in a program of Consolidation Loans for eligible borrowers under Title IV, Parts B and E, of the Higher Education Act of 1965, as amended, and under Subpart II of Part C of Title VII of the Public Health Services Act, and

WHEREAS the CALIFORNIA STUDENT AID COMMISSION, herein referred to as the "Agency", having found that the Lender qualifies under the provisions of such Act,

THEREFORE, it is agreed by the Agency and the Lender as follows:

     1. The lender is currently a Lender with the Agency for Guaranteed Student Loans and/or PLUS and Supplemental Loans for Students.

     2. Within such limits as may be set by it, the Agency shall insure all Consolidation Loans made by the Lender which are eligible for such reinsurance under such Acts and the Regulations issued thereunder, which Acts and Regulations, as they may from time to time be amended, are made a part of this agreement.

     3. The Lender shall verify that an eligible borrower has no other application pending for a Consolidation Loan and must hold at least one of a borrower's eligible loans for consolidation OR obtain from the borrower a certification that the borrower has been unable to obtain a Consolidation Loan from the holders of his/her outstanding loans selected for Consolidation.

     4. The Lender must meet the applicable guidelines set forth in Section 428C of the Higher Education Act Amendments of 1986, including the provisions that:

          a) each Consolidation Loan will bear interest at the weighted average of the loans consolidated, rounded to the nearest whole percent, but not less than 9%;

          b) repayment of each Consolidation Loan may be graduated or income sensitive, but the sum of the Consolidation Loan and the amount outstanding on other student loans to the individual must be considered in determining repayment according to the following schedule:

                TOTAL LOANS                   YEAR TO REPAY
                -----------                   -------------

             $ 5,000 - $ 7,499                     10
             $ 7,500 - $ 9,999                     12
             $10,000 - $19,999                     15
             $20,000 - $44,999                     20
               $45,000 and up                      25

          c) each Consolidation Loan will be made in an amount not less than $5,000 and in an amount equal to the sum of the unpaid principal and accrued unpaid interest and late charges of all loans selected by the borrower for Consolidation.

     5. The proceeds of the Consolidation Loan will be paid by the Lender to the holder(s) of the loans selected for Consolidation to discharge the liability of such loans.

     6. The lender agrees to follow such other terms and conditions as the Secretary or Agency specifically require to carry out the Consolidation Loan Program.

     7. If the Lender no longer intends to make Consolidation Loans under this Agreement, it shall be terminated 60 days after receipt of the request. This Agreement may also be terminated by the Agency in a manner provided for by Regulation. The termination of this Agreement shall not affect the coverage of loans under guarantee issued prior to such termination.

     8. The lender shall attach to the Certificate of Insurance, as Appendix A, a statement of the alternative repayment terms it will offer to borrowers, and agrees to update such Appendix should it change its policy.

IN WITNESS THEREOF, the California Student Aid Commission and the Lender have each caused this instrument to be executed the 6 day of July, 1997, by their respective duly authorized officers.


First Bank National Association
as Trustee for Education Loans, Inc.    California Student Aid Commission
------------------------------------
Lender


/s/ Beth Dinndorf                       /s/
------------------------------------    ---------------------------------------
Signature                               E. Thomas Billard
                                        Deputy Director, Financial Aid Services
                                        California Student Aid Commission
Beth Dinndorf
------------------------------------
by (print name)


Senior Vice President
------------------------------------
Title


601 Second Avenue South
------------------------------------
Street Address


Minneapolis,   MN         55402
------------------------------------
City          State     Zip Code


     41-0256895
------------------------------------
Federal Employer ID Number


  833405
 -----------------------------------
USDE Lender Code


RETURN TWO SIGNED COPIES                ONE  SIGNED COPY WILL BE
TO CSAC:                                RETURNED TO THE LENDER

California Student Aid Commission
Loan Services Branch
P.O. Box 510625
Sacramento, CA  94245-0625

CALIFORNIA STUDENT AID COMMISSION

                                        1515 S Street, Suite 500, North Building
                                       PO Box 510845, Sacramento, CA  94245-0845
                                                                  (916) 445-0880

                       CALIFORNIA STUDENT AID COMMISSION
                    CERTIFICATE OF COMPREHENSIVE INSURANCE

          (for Consolidation Loans made in accordance with Title IV,
            Part B of the Higher Education Act of 1965, as amended)

THE CALIFORNIA STUDENT AID COMMISSION, herein referred to as the "Agency", certifies that all Consolidation Loans made by FIRST BANK NATIONAL ASSOCIATION AS TRUSTEE FOR EDUCATION LOANS, INC., herein referred to as the "Lender", in conformity with the requirement of Part B of Title IV of the Higher Education Act of 1965, as amended, are fully insured against loss of principal and interest provided:

1. The Lender has determined to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated:

     a) that the loan is a legal, valid, and binding obligation of the borrower;

     b) that each such loan was made and serviced in compliance with applicable laws and regulations; and

     c)   that the insurance on such loan is in full force and effect.

2. This certificate shall apply to loans made after April 21, 1997 and prior to the expiration of the authority in Section 428C of the Act to make and insure consolidation loans.

3. That the total unpaid principal amount of all Consolidation Loans made under this certificate is equal to or less than $100,000,000.

4. That, if the lender, prior to the expiration of this certification no longer proposes to make Consolidation Loans, the Lender will so notify the Agency in order that the certificate may be terminated. Such termination shall not affect the insurance on any Consolidation Loan made prior to such termination.

5. That the Lender's loan consolidation program practices are subject to the Agency's guaranteed Loan Program Lender Participation Limitations, Suspension or Termination procedures. The insurance on any Consolidation Loans made under this certificate prior to the Agency's imposition of a limitation, suspension or termination action shall not be affected by such action.

6. That the Lender complies with the Agency's and US Department of Education's reporting and due diligence requirements.

7. That the Lender attaches to this Certificate, as appendix A, a statement of the alternative repayment terms which it will offer to borrowers.


                       --------------------------------
                                AGENCY OFFICIAL


                           ------------------------
                                     DATE

CALIFORNIA STUDENT AID COMMISSION

                                        1515 S Street, Suite 500, North Building
                                       PO Box 510845, Sacramento, CA  94245-0845
                                                                  (916) 445-0880


           AGREEMENT TO GUARANTEE LOANS MADE BY A COMMERCIAL LENDER


THIS AGREEMENT, entered into between the California Student Aid Commission (hereinafter referred to as "SAC") and

First Bank National Association as Trustee for Education Loans, Inc. (Name of Institution)

Minneapolis, MN
(City and State)

(hereinafter referred to as "Lender")

                                  WITNESSETH:

     WHEREAS, SAC is a state agency with objectives and purposes that are solely educational and charitable;

     WHEREAS, SAC conducts the California Loans to Assist Students Program (hereinafter referred to as "CGSLP") with loans made by participating lenders to eligible students attending eligible educational institutions; and

     WHEREAS, the Lender is desirous of participating in the CGSLP subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the initial loan which the Lender makes, causes to be made or acquires hereunder, and in further consideration of the mutual covenants hereinafter expressed, SAC and the Lender agree as follows:

     1. As used herein, the following words shall have the meanings respectively indicated:

            Act: The Higher Education Act of 1965 (Public Law 89-329), as
                 amended and in effect, or any successor enactment thereto, and the rules and regulations in effect.

            Approved Notes:   A Promissory Note and Disclosure Statement
                 (CGSLP 130) or A Payout Note and Disclosure statement (CGSLP
                 132), or a Repayment Schedule and Disclosure Statement (CGSLP
                 134) guaranteed by SAC.

            Borrower:  A student who is the maker of an Approved Note.

            Default: With respect to any Approved Note, the occurrence of any event which shall constitute a default under the terms of such Note.

            Eligible Educational Institution:  Any institution of post-secondary education which is an "eligible institution" under the Act and is eligible under the CGSLP.

            Loan Application:  The application for a loan on CGLSP 110 to be executed by the student, the school, and the Lender.

            Notice of Default:  A notice on CGLSP 170 that Approved Note is in default

            Payout Note:  A Promissory Note on CGSLP 132.

            Procedural Handbook:  The manual provided by the SAC for purposes of describing how the CGSLP is to be administered (CGSLP 170).

            Repayment Schedule and Disclosure Statement:  A schedule of payments on CGSLP 134.

            Student: A person who (1) is a national or a permanent resident of the United States or is in the United States for other than a temporary purpose and intends to become a permanent resident thereof,

                 (2) is accepted for enrollment or is enrolled and in good standing and making satisfactory progress at the school,

                 (3) is carrying at least one-half the normal full-time academic workload as determined by the school, andvvvvvvvvvvv

                 (4) is a California resident if enrolled as a graduate, a professional, or an independent undergraduate student at an eligible educational institution located outside of California.

          All documents and instruments referred to above shall be in the current form as furnished from time to time and approved by SAC.

     2. Nothing contained in this Agreement shall obligate the Lender to make any particular loan or number of loans under the CGSLP, but the Lender agrees that it will refinance or extend the maturity of each Approved Note held by it from time to time, in accordance with the terms of such Approved Note and this Agreement.

     3. The Lender agrees that, in respect of all loans made by it under the CGSLP and all Approved Notes held by it from time to time, it will:

          (a) exercise reasonable care and diligence in the making, servicing and collection thereof,

          (b) comply with all procedures and conditions on its part to be performed as set forth in this Agreement and the Procedural Handbook,

          (c) comply with all Federal and State laws and regulations applicable thereto, including the Federal Consumer Credit Protection Act and regulations thereunder, and

          (d) provide promptly to SAC such information and reports as may from time to time be reasonably requested by SAC.

     4. Upon payment to SAC of any required insurance premium, SAC will guarantee each Promissory Note and Disclosure Statement evidencing a loan made to a student by the

          Lender pursuant to the CGSLP provided, however, that SAC shall not be obligated to guarantee any such Note if:

          (a) such guarantee would cause the aggregate amount of unpaid principal and interest of all notes guaranteed by SAC to exceed the maximum dollar amount which may then be supported by its Guarantee Reserve Fund, as required under paragraph 7 hereof, or

          (b) SAC in its sole discretion determines that the procedures and requirements of applicable law and regulations, the Agreement, and the Procedural Handbook have not been complied with in respect of such Promissory Note and Disclosure Statement.

     5. SAC will guarantee each Payout Note evidencing the refinancing of any Payout Note or Promissory Note and Disclosure Statement which has been guaranteed by SAC, or guarantee each extension of the maturity date of an Approved Note provided, however, that SAC shall not be obligated to guarantee any such Note or extension if SAC in its sole discretion determines that the refinancing or extension, as the case may be, is not in accordance with the terms of the underlying Approved Note or the procedures and requirements of applicable law and regulations, this Agreement, and the Procedural Handbook.

     6. (a) In the event of a default in respect of any Approved Note, the Lender shall follow the procedure set forth in the Procedural Handbook. SAC does not guarantee payment by the borrower of any delinquency charges imposed for late payment and will not accept a default claim based solely on nonpayment of such charges. Upon receipt from the Lender of a Notice of Default together with the Note (guaranteed by SAC), the Loan Application, and evidence of collection effort satisfactory to SAC, SAC will pay to the Lender the full amount of the unpaid balance of principal and interest due on such Note (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement, and the Procedural Handbook in respect of such Note. SAC shall thereupon succeed to all the rights of the Lender under such Note.

          (b) The liability of SAC as guarantor of any Approved Note in accordance herewith shall not be affected by the fact that the borrower was a minor at the time of his execution of the Note. Upon the death or permanent and total disability of the borrower, the borrower's liability will be discharged SAC.

          (c) Prior to submitting a default claim, the Lender is obligated to make reasonable collection efforts against the borrower. For a loan made with a co-maker, such collection efforts are required in addition to any collect efforts the lender may make against the co-maker of the loan

     7. SAC covenants that it will at all times, so long as the Lender is the holder of an Approved Note, hold and maintain a Guarantee Reserve Fund, represented by cash and marketable securities having a market value of not less than 1% of the aggregate amount of unpaid principal and interest of all Approved Notes covered by Federal reinsurance pursuant to an agreement between SAC and the U.S. Secretary of Education.

     8. (a) No change, other than the extension of the maturity date of a Promissory Note and Disclosure Statement pursuant to paragraph 5 of this Agreement, shall be made in the terms of any Approved Note, except with the prior written consent of SAC. Any such change made without such consent shall have the effect, at the option of SAC, of voiding SAC's guarantee of such Approved Note.

          (b) If the Lender shall violate or fail to comply with any applicable law or governmental regulation in respect of any Approved Note, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and keep harmless SAC, its successors, assigns, directors, officers, agents and servants, from and against, any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether SAC shall have purchased such Approved Note from the Lender.

     9. SAC shall furnish to the Lender from time to time a certificate as to the names and facsimile signatures of the officers authorized to execute in its name and on its behalf guarantees of Notes under this Agreement, and SAC hereby warrants to the Lender that the Authority so certified shall continue in full force and effect until SAC shall have delivered to the Lender written notice of revocation thereof. No recourse under or upon this Agreement or any Approved Note or Guarantee thereof, shall be had against incorporator, member, officer or trustee, as such, past, present or future, of SAC or any successor corporation; it being expressly understood that this Agreement and the guarantees of Approved Notes are solely corporate obligations and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, members, officers, or trustees, as such, of SAC or of any successor corporation, or any of them, because of this Agreement or any Approved Note or guarantee thereof.

     10. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if mailed, first-class postage prepaid, addressed: (1) if to the California Student Aid Commission, P.O. Box 510625, Sacramento CA 94245-0625 (2) if to the Lender, at the address indicated on page 6, or (3) at such other address of which the party to be notified shall have given notice as aforesaid.

     11. This Agreement may be terminated by either party upon not less than 60 days written notice to the other party. Such terminations shall not affect any obligation incurred pursuant to this Agreement prior to the time that such termination notice becomes effective.

     12. This Agreement shall inure to the benefits of and be binding upon SAC and the Lender and their respective successors and assigns. This Agreement supersedes all existing agreements between the parties with respect to the subject matter hereof. This Agreement shall not be varied by oral agreement, but only by an instrument in writing duly executed by the parties hereto. Any waiver or modification, expressed or implied, by SAC of any term or condition contained in this Agreement shall operate as such only in the specific instance and shall not be construed as a waiver or modification of any such condition generally or in any other instance.

     IN WITNESS WHEREOF, The California Student Aid Commission and the Lender have each caused this instrument to be executed the 10th day of July, 1997, by their respective duly authorized officers.


First Bank National Association as      CALIFORNIA STUDENT AID
Trustee for Education Loans, Inc.       COMMISSION
-------------------------------------
           Lender


/s/ Beth Dinndorf  Sr. Vice President   /s/
-------------------------------------   ----------------------------------
          Signature             Title            Authorized Signature


601 Second Avenue South
-------------------------------------
          Street Address


Minneapolis,        MN         55402
-------------------------------------
City              State         Zip


            41-0256895
-------------------------------------
    Federal Identification Number



                              FEDERAL REINSURANCE

     Loans made pursuant to the Higher Education Act of 1965 and guaranteed by SAC which go into default are reinsured under an agreement with the U.S. Secretary of Education. Under that agreement, 100% of the losses from such defaults will be borne by the U.S. Secretary of Education through Federal Fiscal Year 1982-83. For federal fiscal year 1983-84 and thereafter, 100% of the losses from such default will be borne by the U.S. Secretary of Education except that:
(a) if, for any Federal Fiscal Year, the amount of such reimbursement payments by the U.S. Secretary of Education exceeds 5% of the loans which are guaranteed by SAC and which were in repayment at the end of the preceding fiscal year, the amount to be paid SAC as reimbursed for such excess shall be equal to 90% of the amount of excess, and (b) if, for any Federal Fiscal Year, the amount of such reimbursement exceeds 9% of such loans, the amount to be paid as reimbursement for such excess shall be equal to 80% of the amount of such excess.


RETURN TWO SIGNED COPIES TO CSAC:       ONE SIGNED COPY WILL BE RETURNED TO THE
                                        LENDER
CALIFORNIA STUDENT AID COMMISSION
LOAN SERVICES BRANCH
P.O. BOX 510625
SACRAMENTO, CA  94245-0625

CALIFORNIA STUDENT AID COMMISSION

                                        1515 S Street, Suite 500, North Building
                                       PO Box 510845, Sacramento, CA  94245-0845
                                                                  (916) 445-0880

                AGREEMENT TO GUARANTEE CLAS PROGRAM LOANS MADE
                            BY A COMMERCIAL LENDER


THIS AGREEMENT, entered into between the California Student Aid Commission (hereinafter referred to as "SAC") and

First Bank National Association as Trustee for Education Loans, Inc. (Name of Institution)

Minneapolis, MN
(City and State)

(hereinafter referred to as "Lender")

                                  WITNESSETH:

     WHEREAS, SAC is a state agency with objectives and purposes that are solely educational and charitable;

     WHEREAS, SAC conducts the California Loans to Assist Students Program (hereinafter referred to as "CLAS Program") with loans made by participating lenders to eligible borrowers; and

     WHEREAS, the Lender is desirous of participating in the CLAS Program subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the initial loan which the Lender makes, causes to be made or acquires hereunder, and in further consideration of the mutual covenants hereinafter expressed, SAC and the Lender agree as follows:

     1. As used herein, the following words shall have the meanings respectively indicated:

            Act: The Higher Education Act of 1965 (Public Law 89-329), as
                 amended and in effect, or any successor enactment thereto, and the rules and regulations in effect.

            Approved Notes:  A Promissory Note and Disclosure Statement (CLAS
                 130) or a Repayment Schedule and Disclosure Statement (CLAS
                 134) guaranteed by SAC.

            Borrower:  A student or a parent who is the maker of an Approved
                 Note.

            Default:  With respect to an Approved Note, the occurrence of any event which shall constitute a default under the terms of such Note.

            Eligible Educational Institution:  Any institution of post-secondary education which is an "eligible institution" under the Act and is eligible under the CLAS Program.

            Loan Application: The application for a loan on CLAS 110 to be executed by the borrower, the student, the school, and the Lender.

            Notice of Default: A notice on CLAS 170 that Approved Note is in default

            Parent: A person who (1) is the dependent undergraduate student's mother, father, or legal guardian or adoptive parent,

               (2) is a national or a permanent resident of the United States or is in the United States for other than a temporary purpose and intends to become a permanent resident thereof,

               (3) is a resident of California and a parent of a dependent undergraduate student who is enrolled at an eligible educational institution located either in or outside of California,

               (4) is or is not a resident of California and is the parent of a dependent undergraduate student who is enrolled at an eligible educational institution located in California.

            Procedural Handbook: The manual provided by the SAC for purposes of describing how the CLAS Program is to be administered (CLAS 170).

            Repayment Schedule and Disclosure Statement: A schedule of payments on CLAS 134.

            Student:  A person who (1 ) is a national or a permanent resident of the United States or is in the United States for other than a temporary purpose and intends to become a permanent resident thereof,

               (2) is accepted for enrollment or is enrolled and in good standing and making satisfactory progress at the school,

               (3) is carrying at least one-half the normal full-time academic workload as determined by the school, and

               (4) is a California resident if enrolled as a graduate, a professional, or an independent undergraduate student at an eligible educational institution located outside of California, or

               (5) is or is not a California resident if enrolled as a graduate, a professional, or an independent undergraduate student at an eligible educational institution located in California, or

               (6) is a California Resident if enrolled as a dependent undergraduate student at an eligible educational institution located outside of California unless the parent borrower is a California resident, or

               (7) is or is not a California resident if enrolled as a dependent undergraduate student at an eligible educational institution located in California providing the parent borrower is a California resident.

          All documents and instruments referred to above shall be in the current form as furnished from time to time and approved by SAC.

     2. Nothing contained in this Agreement shall obligate the Lender to make any particular loan or number of loans under the CLAS Program, but the Lender agrees that it will refinance or extend the maturity of each Approved Note held by it from time to time, in accordance with the terms of such Approved Note and this Agreement.

     3. The Lender agrees that, in respect of all loans made by it under the CLAS Program and all Approved Notes held by it from time to time, it will:

          (a) exercise reasonable care and diligence in the making, servicing and collection thereof,

          (b) comply with all procedures and conditions on its part to be performed as set forth in this Agreement and the Procedural Handbook,

          (c) comply with all Federal and State laws and regulations applicable thereto, including the Federal Consumer Credit Protection Act and regulations thereunder, and

          (d) provide promptly to SAC such information and reports as may from time to time be reasonably requested by SAC.

     4. Upon payment to SAC of any required insurance premium, SAC will guarantee each Promissory Note and Disclosure Statement evidencing a loan made to a student by the Lender pursuant to the CLAS Program provided, however, that SAC shall not be obligated to guarantee any such Note if:

          (a) such guarantee would cause the aggregate amount of unpaid principal and interest of all notes guaranteed by SAC to exceed the maximum dollar amount which may then be supported by its Guarantee Reserve Fund, as required under paragraph 7 hereof, or

          (b) SAC in its sole discretion determines that the procedures and requirements of applicable law and regulations, the Agreement, and the Procedural Handbook have not been complied with in respect of such Promissory Note and Disclosure Statement.

     5. SAC will guarantee each Payout Note evidencing the refinancing of any Payout Note or Promissory Note and Disclosure Statement which has been guaranteed by SAC, or guarantee each extension of the maturity date of an Approved Note provided, however, that SAC shall not be obligated to guarantee any such Note or extension if SAC in its sole discretion determines that the refinancing or extension, as the case may be, is not in accordance with the terms of the underlying Approved Note or the procedures and requirements of applicable law and regulations, this Agreement, and the Procedural Handbook.

     6. (a) In the event of a default in respect of any Approved Note, the Lender shall follow the procedure set forth in the Procedural Handbook. SAC does not guarantee payment by the borrower of any delinquency charges imposed for late payment and will not accept a default claim based solely on nonpayment of such charges. Upon receipt from the Lender of a Notice of Default together with the Note (guaranteed by SAC), the Loan Application, and evidence of collection effort satisfactory to SAC, SAC will pay to the Lender the full amount of the unpaid balance of principal and interest due on such Note (other than any portion of such interest payable by the U.S. Department of Education under the
               Act) provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement, and the Procedural Handbook in respect of such Note. SAC shall thereupon succeed to all the rights of the Lender under such Note.

          (b) The liability of SAC as guarantor of any Approved Note in accordance herewith shall not be affected by the fact that the borrower was a minor at the time of his execution of the Note. Upon the death or permanent and total disability of the borrower, the borrower's liability will be discharged by SAC.

          (c) Prior to submitting a default claim, the Lender is obligated to make reasonable collection efforts against the borrower. For a loan made with a co-maker, such collection efforts are required in addition to any collection efforts the Lender may make against the co-maker of the loan.

     7. SAC covenants that it will at all times, so long as the Lender is the holder of an Approved Note, hold and maintain a Guarantee Reserve Fund, represented by cash and marketable securities having a market value of not less than 1% of the aggregate amount of unpaid principal and interest of all Approved Notes covered by Federal reinsurance pursuant to an agreement between SAC and the U.S. Secretary of Education.

     8. (a) No change, other than the extension of the maturity date of a Promissory Note and Disclosure Statement pursuant to paragraph 5 of this Agreement, shall be made in the terms of any Approved Note, except with the prior written consent of SAC. Any such change made without such consent shall have the effect, at the option of SAC, of voiding SAC's guarantee of such Approved Note.

          (b) If the Lender shall violate or fail to comply with any applicable law or governmental regulation in respect of any Approved Note, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and keep harmless SAC, its successors, assigns, directors, officers, agents and servants, from and against, any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether SAC shall have purchased such Approved Note from the Lender.

     9. SAC shall furnish to the lender from time to time a certificate as to the names and facsimile signatures of the officers authorized to execute in its name and on its behalf guarantees of Notes under this Agreement and SAC hereby warrants to the Lender that the authority so certified shall continue in full force and effect until SAC shall have delivered to the Lender written notice of revocation thereof. No recourse under or upon this Agreement or any Approved Note or Guarantee thereof, or for any claim based thereon or otherwise in thereof, shall be had against incorporator, member, officer or trustee, as such, past, present or future, of SAC or any successor corporation; either directly or through SAC or any successor corporation; it being expressly understood that this Agreement and the guarantees of Approved Notes are solely corporate obligations and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, members, officers, or trustees, as such, of SAC or of any successor corporation, or any of them, because of this Agreement or any Approved Note or guarantee thereof.

     10. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if mailed, first-class postage prepaid, addressed: (1) if to the California Student Aid Commission, P.O. Box 510625, Sacramento CA 94245-0625 (2) if to the Lender, at the address indicated on page 6, or (3) at such other address of which the party to be notified shall have given notice as aforesaid.

     11. This Agreement may be terminated by either party upon not less than 60 days written notice to the other party. Such terminations shall not affect any obligation incurred pursuant to this Agreement prior to the time that such termination notice becomes effective.

     12. This Agreement shall inure to the benefits of and be binding upon SAC and the Lender and their respective successors and assigns. This Agreement supersedes all existing agreements between the parties with respect to the subject matter hereof. This Agreement shall not be varied by oral agreement, but only by an instrument in writing duly executed by the parties hereto. Any waiver or modification, expressed or implied, by SAC of any term or condition contained in this Agreement shall operate as such only in the specific instance and shall not be construed as a waiver or modification of any such condition generally or in any other instance.

     IN WITNESS WHEREOF, The California Student Aid Commission and the Lender have each caused this instrument to be executed the 10th day of July, 1997, by their respective duly authorized officers.

First Bank National Association as                CALIFORNIA STUDENT AID
Trustee for Education Loans, Inc.                 COMMISSION
------------------------------------------
                Lender

/s/ Beth Dinndorf       Sr. Vice President        /s/
------------------------------------------        ------------------------------
    Signature                  Title              Authorized Signature

601 Second Avenue South
------------------------------------------
Street Address

Minneapolis,      MN                55402
------------------------------------------
   City          State               Zip

            41-0256895
-----------------------------------
    Federal Identification Number


--------------------------------------------------------------------------------
                              FEDERAL REINSURANCE

     Loans made pursuant to the Higher Education Act of 1965 and guaranteed by SAC which go into default are reinsured under an agreement with the U.S. Secretary of Education. Under that agreement, 100% of the losses from such defaults will be borne by the U.S. secretary of education through Federal Fiscal Year 1982-83. For federal fiscal year 1983-84 and thereafter, 100% of the losses from such default will be borne by the U.S. Secretary of Education except that:
(a) if, for any Federal Fiscal Year, the amount of such reimbursement payments by the U.S. Secretary of Education exceeds 5% of the loans which are guaranteed by SAC and which were in repayment at the end of the preceding fiscal year, the amount to be paid SAC as reimbursed for such excess shall be equal to 90% of the amount of excess, and (b) if, for any Federal Fiscal Year, the amount of such reimbursement exceeds 9% of such loans, the amount to be paid as reimbursement for such excess shall be equal to 80% of the amount of such excess.
--------------------------------------------------------------------------------


RETURN TWO SIGNED COPIES TO CSAC:                 ONE SIGNED COPY WILL BE
                                                  RETURNED TO THE LENDER

CALIFORNIA STUDENT AID COMMISSION
LENDER SERVICES BRANCH
P.O. BOX 510625
SACRAMENTO, CA  94245-0625

CALIFORNIA STUDENT AID COMMISSION
                                        1515 S Street, Suite 500, North Building
                                       PO Box 510845, Sacramento, CA  94245-0845
                                                                  (916) 445-0880


                     ADDENDUM TO CONSOLIDATION LOAN PROGRAM
                         LENDER PARTICIPATION AGREEMENT

THIS ADDENDUM is entered into as of the 30th day of June, 1997, by and between the CALIFORNIA STUDENT AID COMMISSION, an educational corporation created by act of the Legislature of the State of California with its principal office in Sacramento, California (herein called the "Agency"), and FIRST BANK NATIONAL ASSOCIATION AS TRUSTEE FOR EDUCATION LOANS, INC. (MINNESOTA STATE), a banking association organized and existing under the laws of the State of Minnesota with its principal office located in Minneapolis, Minnesota (hereinafter called the "Lender").

                                  WITNESSETH:

WHEREAS, prior to the execution of this Addendum (hereinafter called the "Addendum"), the Agency and the Lender entered into a Consolidation Loan Program Lender Participation Agreement to guarantee loans (hereinafter called the "Agreement"); and

WHEREAS, the Agency and the Lender desire to modify the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Addendum and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Definitions: As used herein capitalized terms shall be defined as above, as defined in the Agreement, or as defined as follows:

          "Act": Parts B and E of Title IV of the Higher Education Act of 1965 (20 U.S.C. Section 1071 et seq.) and Subpart II of Part C of Title VII of the Public Health Services Act, as amended and in effect from time to time, or any successor enactments thereto, and the effective administrative regulations promulgated thereunder.

          "Borrower": An eligible borrower under the terms of the Act who is the maker of a Note and who obtains a Consolidation Loan in accordance with the Act, the Guarantee Certificate, the Agreement and this Addendum.

          "Consolidation Loan": A disbursement of money contingent upon an agreement to repay by the borrower made by the Lender pursuant to the Act, the Guarantee Certificate, the Agreement and this Addendum.

          "Consolidation Loan Program": The system of procedures and policies governing the implementation and maintenance of each Consolidation Loan guaranteed under the provisions of the Act, applicable law and regulations and as otherwise agreed to by and between the Lender and the Agency in accordance with this Agreement.

          "Default": With respect to any Note, the occurrence of any event which shall constitute a Default under the terms of such Note.

Addendum
Page 2


          "Eligible Lender": A lender entitled to participate in the Consolidation Loan Program under the terms and conditions as administered by the Agency.

          "Guarantee": An obligation of the Agency to pay the Lender the unpaid principal balance and accrued unpaid interest of a Consolidation Loan made pursuant to the Act and the Guarantee Certificate.

          "Guarantee Certificate": The certificate of comprehensive insurance coverage issued by the Agency to the Lender in accordance with Section 482C(b)(2) of the Act.

          "Note": A promissory note of a Borrower of a Consolidation Loan approved by the Act which meets the criteria set forth in the Act.

     2.   Amendments to Agreement.

          (a) In the first line of Paragraph (2) of the Agreement, the words "such limits as may be set by it" are hereby replaced by the words "the terms of the Procedural Handbook".

          (b)  Paragraph 6 is hereby deleted.

          (c)  Paragraph 7 is hereby deleted and replaced by the following:

               Except with respect to Consolidation Loans which have been guaranteed by the Agency and continue to be outstanding under the Agreement, the Agreement and this Addendum may be terminated by either party with or without cause, as provided for by such regulations as the U.S. Secretary of Education may adopt, upon not less then ninety (90) day written notice to the other party. Such termination shall not affect any notes which are outstanding or duties hereunder prior to the effective date of the termination notice.

     3. Financial Statements. The Agency shall provide the Lender its audited annual financial statements within 135 days of the end of its fiscal year, and its U.S. Department of Education quarterly reports simultaneously with their delivery to the U.S. Secretary of Education.

     4. Reserve Fund. The Agency covenants that it will at all time, so long as the Lender is the holder of an approved Note, hold and maintain a Reserve Fund, represented by cash and marketable securities having a market value of not less than one percent (1 %) of the aggregate amount of unpaid principal and interest of all outstanding approved Notes covered by Federal reinsurance pursuant to an agreement between the Agency and the U.S. Department of Education under the Act. The Agency shall hold, maintain and invest such cash and marketable securities in the same manner as a reasonably prudent trustee similarly situated to the Agency.

     5. Successive Interest and Assignability. The Agreement and this Addendum shall inure to the benefit of and be binding upon the Agency, the Lender and their

Addendum
Page 3

          respective successors; provided, however, that the Agreement and this Addendum are not assignable by either party hereto, either in whole or in part, without the prior written consent of the other party. The request of the Lender to assign Consolidation Loans to any Eligible Lender as defined under the Act shall not be unreasonably denied.

     6. Transfer of Guarantee. In the event the Lender sells the Consolidation Loans insured under The Guarantee Certificate to an Eligible Lender, the Agency shall transfer it's Guarantee and Guarantee Certificate to the purchaser of such loans.

     7. Written Modification. Both the Agreement and this Addendum shall not be varied by oral agreement but only by an instrument in writing duly executed by both parties.

     8. Notices. Any notice required or permitted by the Agreement or this Addendum shall be in writing and shall be deemed to have been given upon deposit if mailed first class, postage prepaid, and addressed,
          (i) if to the California Student Aid Commission, California Loan Programs, P.O. Box 510625, Sacramento, CA 94245-0625, (ii) if to the Lender, First Bank National Association as Trustee for Education Loans, Inc., 601 2nd Avenue South, Minneapolis, Minnesota 55402 or,
          (iii) at such other address the party to be notified has designated upon reasonable notice.

     9.   Enforceability of Agreement and Remedies.

          (a) Any provision of the Agreement or this Addendum which is prohibited, unenforceable, or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

          (b) No failure on the part of either party to exercise, and no delay exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     10. Limited Recourse. No recourse under or upon the Agreement or this Addendum or any claim based thereon or in respect thereof shall be had against any incorporator, member, officer, employee or trustee, as such, past, present or future, of the Lender or of the Agency or of any successor organizations, either directly or through the Lender or the Agency or any successor organizations. The Agreement or this Addendum is solely a corporate obligation and no personal liability against any incorporator, member, officer, employee or trustee, past, present or future of the parties shall attach through the Lender or the Agency or any successor corporations, because of the Agreement or this Addendum or any Note or Guarantee thereof.

Addendum
Page 4

     11. Notice to Agency Upon Transfer or Sale of Note. If the Lender or any other Eligible Lender purchases, sells, assigns, or pledges any Notes guaranteed by the Agency under the Agreement, this Addendum or any other agreement, it must notify the Agency within 30 days of such transaction.

     12. Governing Law. The Agreement and this Addendum shall be governed by and construed under the laws of the State of California.

     13. Entire and Complete Understanding. The Agreement and this Addendum represent the entire understanding of the parties with respect to their subject matter, and supersede all previous writing, correspondence, and memoranda with respect thereto, and no representations, warranties, agreements or covenants, expressed or implied, of any kind or character whatsoever with respect to such subject matter have been made by either party to the other, except as herein expressly set forth.

IN WITNESS WHEREOF, the Commission and the Lender have each caused this instrument to be executed as of the date first written above, by their respective duly authorized officers as of the date first indicated herein.



Attest:                            CALIFORNIA STUDENT AID COMMISSION



VICE PRESIDENT                     By /s/
-----------------------------        -----------------------------
Title:                               Title:



Attest:                            FIRST BANK NATIONAL ASSOCIATION AS
                                   TRUSTEE FOR EDUCATION LOANS, INC.



/s/ John P. Kinsella               By /s/ Beth Dinndorf
-----------------------------        -----------------------------
Title:  Vice President               Title:  Senior Vice President